UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2025

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PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

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maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF 2025 ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Plymouth Industrial REIT, Inc. (the “Company”) was held on June 12, 2025. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2024. A total of 39,034,261 (or approximately 85.7%) of the Company’s shares of common stock issued, outstanding and entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

(1)	Proposal 1 – Election of the eight nominees to the Company’s board of directors, each to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Nominee	For	Withhold	Broker Non-Vote
(1) Philip S. Cottone	31,025,213	5,407,286	2,601,762
(2) Richard J. DeAgazio	30,972,862	5,459,637	2,601,762
(3) David G. Gaw	35,298,565	1,133,934	2,601,762
(4) John W. Guinee	36,026,691	405,808	2,601,762
(5) Caitlin Murphy	23,350,997	13,081,502	2,601,762
(6) Robert O. Stephenson	36,252,628	179,871	2,601,762
(7) Pendleton P. White, Jr.	35,528,964	903,535	2,601,762
(8) Jeffrey E. Witherell	34,402,925	2,029,574	2,601,762

(2)	Proposal 2 – Advisory, non-binding vote to approve the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
35,738,777	595,019	98,703	2,601,762

(3)	Proposal 3 – Advisory, non-binding vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 year	2 years	3 years	Abstain	Broker Non-Votes
34,994,012	256,698	1,102,779	79,010	2,601,762

In accordance with the recommendation of the Company’s board of directors to vote in favor of an annual advisory vote included in the proxy statement for the Annual Meeting and in light of the voting results on this Proposal 3, the Company has determined that it will continue to hold an annual advisory vote on executive compensation until the next stockholder advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers.

(4)	Proposal 4 – Approval of the Fourth Amended and Restated 2014 Incentive Award Plan:

For	Against	Abstain	Broker Non-Votes
34,662,250	1,726,083	44,166	2,601,762

(5)	Proposal 5 – The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025:

For	Against	Abstain
38,838,569	174,650	21,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: June 16, 2025	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer